[logo]STATE STREET RESEARCH

STATE STREET RESEARCH
GROWTH FUND

ANNUAL REPORT
December 31, 1996

[GRAPHIC]MAN CLIMBING STAIRS

WHAT'S INSIDE

From the Chairman
Positive performance from
stocks and bonds

Portfolio Manager's Review
A mixed year for
Growth Fund

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[GRAPHIC]DALBAR LOGO
For Excellence
in
Shareholder Service

FROM THE CHAIRMAN

[GRAPHIC]RALPH F. VERNI

To Our Shareholders:

1996 was another year of strong returns for many investors in the stock market. For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The Dow Jones Industrial Average broke the 6000 point barrier in October, and the Standard & Poor's 500 Composite Index was up +22.95% for the 12 months ended December 31, 1996. Investors in the bond market also enjoyed positive returns, with the Lehman Brothers Aggregate Bond Index gaining +3.63% for the same time period.(1)


Stocks

Most of the gains in the stock market in 1996 were concentrated in the largest companies and industry giants. The Russell 2000 Index, which measures small-company stock performance, lagged the performance of the S&P 500 but still returned a solid +16.50%,(1) with most of the gain occurring in the first six months of the year. Our analysts believe that 1997 may be a year in which more of the smaller companies, many of which have not been able to keep pace with the larger names, may see better results.

Bonds

High-yield bonds were steady performers throughout the year, benefiting from the stronger than expected economy, which never overheated enough to precipitate any action by the Federal Reserve, Higher-quality bonds rallied through the summer and fall, before losing momentum late in the fourth quarter. In 1997, bonds should continue to take their cue from the economy and the Fed.

Tax-Time Reminder

In closing, I'd like to remind State Street Research investors of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1997, Shareholder Services representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research Growth Fund.

Sincerely,

[SIG]Ralph F. Verni

Ralph F. Verni
Chairman
January 31, 1997

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The Russell 2000 Index is a commonly used measure of small-company stock performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+11.73% for Class B shares; +12.74% for Class C shares; +11.89% for Class D shares.

(3)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable.

(6)Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1996)
--------------------------------------------------------------------------------

Total value of $10,000 invested on 1/1/87(3)
(Class A shares, at maximum applicable sales charge)

[GRAPHIC]Mountain Chart
Mountain chart plot points

1/87      9550
12/87     10447
12/88     11416
12/89     15963
12/90     14979
12/91     18989
12/92     20073
12/93     21816
12/94     20981
12/95     27815
12/96     31334

SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4,5)

             10 Years   5 Years     1 Year
---------- -----------  --------- ----------
Class A       +12.10%     +9.52%     +7.58%
---------- -----------  --------- ----------
Class B       +12.27%     +9.64%     +6.73%
---------- -----------  --------- ----------
Class C       +12.69%    +10.68%    +12.74%
---------- -----------  --------- ----------
Class D       +12.28%     +9.88%    +10.89%
---------- -----------  --------- ----------

Cumulative Total Returns
(do not reflect sales charge)(4,6)

             10 Years   5 Years     1 Year
---------- -----------  --------- ----------
Class A      +228.10%    +65.01%    +12.65%
---------- -----------  --------- ----------
Class B      +218.09%    +59.97%    +11.73%
---------- -----------  --------- ----------
Class C      +230.27%    +66.10%    +12.74%
---------- -----------  --------- ----------
Class D      +218.44%    +60.14%    +11.89%
---------- -----------  --------- ----------

Top 5 Equity Industries
(by percentage of net assets)

[GRAPHIC]Bar Chart

Hotel and restaurant 11.6%
Oil service 11.3%
Retail 9.1%
Computer software
and sevice 8.0%
Business service 7.5%
Total: 47.5%

PORTFOLIO MANAGER'S REVIEW

[GRAPHIC]Frederick R. Kobrick
         Portfolio Manager

The following is a discussion with portfolio manager Fred Kobrick. Fred has 25 years of investment experience and is the lead portfolio manager for the Equity Group's Aggressive Growth Team.

Q: How did the Fund perform over the past 12 months?

A: Performance was mixed but positive. Class A shares of the Fund provided a total return of +12.65% for the year ended December 31, 1996 (does not reflect sales charge).(2) Over the past 12 months, the Fund underperformed the +19.24% average total return for the 669 fund classes in Lipper
Analytical Services' Growth Funds category.

A total return of greater than 12% means that investors profited by being in Growth Fund in 1996; however, we were disappointed by our performance versus the other funds in our peer group. I should note that after the Fund showed strong performance for nearly 10 of the past 12 months, we entered a phase in which the stock market moved away from higher-growth issues to favor more stable growers.

Q: What contributed to Fund performance?

A: Some of the Fund's underperformance can be attributed to a couple of significant occurrences in the stock market in the past year. In July, we experienced a stock market correction led by a sell-off in smaller, more aggressive growth stocks. The market became conservative, and as the Dow Index came back, aggressive stocks with high earnings growth did not come back in the same fashion. We were able to recover somewhat by doing our homework and making good choices in a number of industries, most notably, retail, computer software and service, business service, and hotel and restaurant stocks.

In the fourth quarter, there was a dramatic upswing in the Dow Jones despite its sizable correction in the middle of December. But many aggressive large-cap and mid-cap stocks--the type we focus on for the portfolio--were on the way down. The market swung in favor of those stocks at the top end of the chain.

The conservatism of the market late in the year stemmed from worries developed during the July correction. Investors went looking for predictability and stability of earnings, which is why they started buying more of those market leaders' stocks.

Q: What adjustments did you make to the portfolio during the past 12 months?

A: We made a number of changes to the Fund. Last year at this time we had 5.6% of the portfolio invested in hotel and restaurant stocks. We have more than doubled our holdings in this industry over the past 12 months to the benefit of the portfolio. Reservation service provider HFS and hotel chain Extended Stay America represent the largest holdings in this area. Hotel and restaurant stocks now account for 11.6% of the portfolio.

Energy was a strong sector in 1996, and we built a reasonable position in oil-services stocks, which make up 11.3% of the portfolio as of December 31, 1996. We like the fundamentals of many companies in this area and see potential for strong growth. Oil-service equipment provider Schlumberger is our largest holding here.

Q: What is your investment strategy going forward into 1997?

A: The outlook for 1997 is positive; we have many holdings that have strong fundamentals but low prices. We believe the market offers great opportunity for investors with a long-term bias and an emphasis on high earnings growth. We'll primarily rely on fundamental research to uncover companies--small or large--that present a good value or offer strong growth potential. Bottom-up, company-by-company stock selection has been a mainstay of our method and will continue to be so.

Top 10 Stock Positions
(by percentage of net assets)

1 Republic Industries Waste management 6.5%

2 HFS Hotel reservation service 5.3%

3 Gucci Apparel 3.4%

4 Chase Manhattan Banking 3.2%

5 Lucent Technologies Telecommunications products 3.1%

6 Sanmina Electronic circuit boards 2.9%

7 Compania Anonima Nacional Telefonos de Venezuela telephone 2.8%

8 Extended Stay America Extended-stay lodging 2.6%

9 Warner Lambert Pharmaceuticals 2.6%

10 Schlumberger Oil service equipment 2.2%

These securities represent an aggregate of 34.6% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1, 1996 through December 31, 1996)

Best
--------------------------------------------------------------------------------
Gucci
 Market-share gains boosted the profits of this specialty retailer.

HFS
 Expansion into real estate markets helped this reservation service provider.

Republic Industries
 Consolidation of its industries raised the profitability of this waste-management company.

Worst
--------------------------------------------------------------------------------
Sunglass Hut
 Reduced shopping mall traffic hurt retailer's earnings.

Trump Hotels and Casino
 Increased competition hurt casino business and stock's outlook.

Digital Equipment
 Poor competitive position in the PC business weakened company's earnings.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1996

-----------------------------------------------------------------------
                                                             Value
                                              Shares       (Note 1)
-------------------------------------------- ---------  ---------------
COMMON STOCKS 97.9%
Basic Industries 1.0%
Chemical 0.7%
Rhone-Poulenc SA ADR                           44,300    $  1,500,663
                                                        ---------------
Machinery 0.3%
US Filter Corp.*                               22,000         698,500
                                                        ---------------
Total Basic Industries                                      2,199,163
                                                        ---------------
Consumer Cyclical 26.6%
Airline 1.5%
Continental Airlines Inc. Cl. B*              125,200       3,536,900
                                                        ---------------
Automotive 0.3%
Team Rental Group, Inc. Cl. A*                 46,400         748,200
                                                        ---------------
Hotel & Restaurant 11.6%
Doubletree Corp.*                              37,100       1,669,500
Extended Stay America Inc.*                   290,400       5,844,300
HFS Inc.*                                     204,000      12,189,000
Hilton Hotels Corp.                            87,900       2,296,387
Interstate Hotels Co.*                         82,200       2,322,150
Sun International Hotels Ltd.*                 15,600         569,400
Trump Hotels & Casino Resorts Inc.*           137,800       1,653,600
                                                        ---------------
                                                           26,544,337
                                                        ---------------
Recreation 1.1%
Action Performance Co., Inc.*                   9,200         165,600
Evergreen Media Corp. Cl. A                    24,400         610,000
Lin Television Corp.*                          32,000       1,352,000
Petco Animal Supplies Inc.*                    15,100         313,325
                                                        ---------------
                                                            2,440,925
                                                        ---------------
Retail Trade 9.1%
Abercrombie & Fitch Co. Cl. A*                 13,700         226,050
Borders Group Inc.*                            67,400       2,417,975
BT Office Products International Inc.*         37,400         331,925
CVS Corp.                                      30,200       1,249,525
Dollar Tree Stores Inc.*                       14,500         554,625
Gucci Group NV*                               122,200       7,805,525
Jones Apparel Group Inc.*                      79,600       2,975,050
Just For Feet Inc.*                            35,500         931,875
Rite-Aid Corp.                                 31,300       1,244,175
Staples Inc.*                                  59,550       1,075,622
Sunglass Hut International Inc.*              271,300       1,966,925
                                                        ---------------
                                                           20,779,272
                                                        ---------------
Textile & Apparel 3.0%
Men's Wearhouse, Inc.*                        117,700       2,883,650
Nautica Enterprises Inc.*                      62,700       1,583,175

Textile & Apparel (cont'd)
Tommy Hilfiger Corp.*                          49,200    $  2,361,600
                                                        ---------------
                                                            6,828,425
                                                        ---------------
Total Consumer Cyclical                                    60,878,059
                                                        ---------------
Consumer Staple 16.6%
Business Service 7.5%
Apache Medical Systems Inc.*                   19,100         204,131
Caribiner International Inc.*                   4,800         241,200
Outdoor Systems Inc.*                          18,300         514,688
Republic Industries Inc.*                     395,900      12,347,131
Republic Industries Inc.++*                    85,000       2,532,966
U.S. Office Products Co.*                      37,400       1,276,275
                                                        ---------------
                                                           17,116,391
                                                        ---------------
Drug 5.3%
Cephalon Inc.*                                 64,400       1,320,200
Novartis AG ADR*                               26,668       1,522,379
SmithKline Beecham PLC ADR                     50,000       3,400,000
Warner-Lambert Co.                             77,900       5,842,500
                                                        ---------------
                                                           12,085,079
                                                        ---------------
Food & Beverage 0.7%
Boston Chicken Inc.*                           42,900       1,539,037
                                                        ---------------
Hospital Supply 1.9%
MedPartners Inc.*                             135,841       2,852,661
Neopath Inc.*                                  25,500         465,375
Wellpoint Health Networks Inc. Cl. A*          29,300       1,007,187
                                                        ---------------
                                                            4,325,223
                                                        ---------------
Personal Care 0.2%
Polymer Group Inc.*                            33,900         470,363
                                                        ---------------
Printing & Publishing 0.9%
Hollinger International, Inc. Cl. A*          128,800       1,481,200
Hollinger International, Inc. Cv. Pfd.         59,800         687,700
                                                        ---------------
                                                            2,168,900
                                                        ---------------
Tobacco 0.1%
Swisher International Group Inc. Cl. A*        21,000         333,375
                                                        ---------------
Total Consumer Staple                                      38,038,368
                                                        ---------------
Energy 13.8%
Oil 2.5%
Chesapeake Energy Corp.*                        6,100         339,313
ENI SPA ADR                                    96,700       4,992,137
Titan Exploration Inc.*                        26,800         321,600
                                                        ---------------
                                                            5,653,050
                                                        ---------------

The accompanying notes are an integral part of the financial statements.

                                        3


STATE STREET RESEARCH GROWTH FUND

-----------------------------------------------------------------------
                                                             Value
                                              Shares       (Note 1)
-------------------------------------------- ---------  ---------------
Oil Service 11.3%
BJ Services Co.*                               54,300    $  2,769,300
Ensco International Inc.*                      47,000       2,279,500
Global Marine Inc.*                           209,900       4,329,187
Helmerich & Payne Inc.                         53,800       2,804,325
Marine Drilling Companies, Inc.*               22,700         446,906
NewPark Resources, Inc.*                       14,300         532,675
Noble Drilling Corp.*                         180,500       3,587,438
Reading & Bates Corp.*                         46,500       1,232,250
Rowan Companies, Inc.*                        106,200       2,402,775
Schlumberger Ltd.                              51,300       5,123,587
Varco International Inc.*                      21,500         497,188
                                                        ---------------
                                                           26,005,131
                                                        ---------------
Total Energy                                               31,658,181
                                                        ---------------
Finance 10.9%
Bank 4.4%
Bank United Corp. Cl. A                        13,000         347,750
Boatmen's Bancshares, Inc.                     37,600       2,425,200
Chase Manhattan Corp.                          81,600       7,282,800
                                                        ---------------
                                                           10,055,750
                                                        ---------------
Financial Service 3.9%
Allmerica Financial Corp.                      41,500       1,390,250
Beacon Properties Corp.                        41,000       1,501,625
First USA Paymentech Inc.*                     32,200       1,090,775
Green Tree Financial Corp.                     63,000       2,433,375
MoneyGram Payment Systems Inc.*                67,700         897,025
Starwood Lodging Trust                         32,000       1,764,000
                                                        ---------------
                                                            9,077,050
                                                        ---------------
Insurance 2.6%
AMBAC Inc.                                     47,900       3,179,362
Progressive Corp.                              16,700       1,125,163
TIG Holdings Inc.                              24,900         843,488
W.R. Berkley Corp.                             15,000         761,250
                                                        ---------------
                                                            5,909,263
                                                        ---------------
Total Finance                                              25,042,063
                                                        ---------------
Science & Technology 24.5%
Computer Software & Service 8.0%
Ascend Communications Inc.*                    68,300       4,243,137
Check Point Software Technologies Ltd.*        12,100         263,175
Excalibur Technologies Corp.*                  17,300         272,475
Geoworks*                                      26,100         639,450
Ingram Micro Inc. Cl. A*                       20,800         478,400
P-COM, Inc.*                                   40,000       1,185,000
Parametric Technology Corp.*                   54,300       2,789,662

Computer Software & Service (cont'd)
Sabre Group Holdings Inc. Cl. A*               17,600      $  490,600
Sybase Inc.*                                  106,800       1,782,225
Synopsys Inc.*                                 21,400         989,750
Ultratech Stepper Inc.*                        14,400         342,000
Westell Technologies, Inc. Cl. A*              94,000       2,150,250
Western Digital Corp.*                         41,700       2,371,688
Wind River Systems Inc.*                        7,100         336,363
                                                        ---------------
                                                           18,334,175
                                                        ---------------
Electronic Components 6.5%
Altera Corp.*                                  40,300       2,929,306
Applied Magnetics Corp.*                       35,500       1,060,563
CHS Electronics Inc.*                          16,300         279,138
Pairgain Technologies Inc.*                    54,600       1,661,887
Sanmina Corp.*                                117,800       6,655,700
Texas Instruments Inc.                         37,800       2,409,750
                                                        ---------------
                                                           14,996,344
                                                        ---------------
Electronic Equipment 6.3%
Applied Materials Inc.*                        69,600       2,501,250
KLA Instruments Corp.*                         63,100       2,240,050
Lucent Technologies Inc.*                     153,700       7,108,625
Motorola Inc.                                  16,700       1,024,962
Novellus Systems Inc.*                         16,500         894,094
Tencor Instruments*                            23,800         627,725
                                                        ---------------
                                                           14,396,706
                                                        ---------------
Office Equipment 3.7%
3Com Corp.*                                    24,000       1,761,000
Compaq Computer Corp.*                         46,200       3,430,350
Dell Computer Corp.*                           27,600       1,466,250
Read-Rite Corp.*                               50,300       1,270,075
Stormedia Inc. Cl. A*                          35,100         565,987
                                                        ---------------
                                                            8,493,662
                                                        ---------------
Total Science & Technology                                 56,220,887
                                                        ---------------
Utility 4.5%
Natural Gas 0.7%
Calpine Corp.*                                 73,800       1,476,000
                                                        ---------------
Telephone 3.8%
Compania Anonima Nacional Telefonos de
  Venezuela ADR                               226,500       6,370,313
Omnipoint Corp.*                               30,400         585,200
Telecomunicacoes Brasileiras ADR*              23,700       1,813,050
                                                        ---------------
                                                            8,768,563
                                                        ---------------
Total Utility                                              10,244,563
                                                        ---------------
Total Common Stocks (Cost $191,923,468)                   224,281,284
                                                        ---------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                    Principal     Maturity        Value
                                     Amount         Date        (Note 1)
--------------------------------- ------------- ------------  ---------------
SHORT-TERM OBLIGATIONS 6.6%
American Express Credit Corp.,
  6.55%                            $7,768,000    1/02/1997    $  7,768,000
Beneficial Corp., 5.95%             1,058,000    1/02/1997       1,058,000
Chevron Oil Finance Co., 6.15%      6,149,000    1/02/1997       6,149,000
                                                              ---------------
Total Short-Term Obligations (Cost $14,975,000)                 14,975,000
                                                              ---------------
Total Investments (Cost $206,898,468)--104.5%                  239,256,284
Cash and Other Assets, Less Liabilities--(4.5%)                (10,224,843)
                                                              ---------------
Net Assets--100.0%                                            $229,031,441
                                                              ===============


------------------------------------------------------------
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation
 of investments based on cost for Federal income tax
 purposes of $204,146,956 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                       $43,709,638
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                        (8,600,310)
                                              --------------
                                               $35,109,328
                                              ==============


*  Nonincome-producing securities

++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At December 31, 1996, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at December 31, 1996 were $2,507,500 and $2,532,966 (1.11% of net assets), respectively.



   ADR stands for American Depositary Receipt representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

-----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $206,898,468) (Note 1)         $239,256,284
Cash                                                             23,090
Receivable for securities sold                                2,120,461
Receivable for fund shares sold                               1,361,382
Dividends and interest receivable                                99,010
Other assets                                                      4,432
                                                           ------------
                                                            242,864,659
Liabilities
Capital gains distribution payable                           13,194,747
Payable for fund shares redeemed                                372,502
Accrued management fee (Note 2)                                  95,947
Accrued distribution and service fees (Note 4)                   33,342
Accrued transfer agent and shareholder services (Note 2)         28,258
Payable for securities purchased                                 23,019
Accrued trustees' fees (Note 2)                                   8,914
Other accrued expenses                                           76,489
                                                           ------------
                                                             13,833,218
                                                           ------------
Net Assets                                                 $229,031,441
                                                          =============
Net Assets consist of:
 Unrealized appreciation of investments                    $ 32,357,816
 Accumulated net realized gain                                   77,400
 Shares of beneficial interest                              196,596,225
                                                          -------------
                                                           $229,031,441
                                                          =============
Net Asset Value and redemption price per share of Class
  A shares ($15,181,360 / 2,118,742 shares of beneficial
  interest)                                                       $7.17
                                                          =============
Maximum Offering Price per share of Class A shares
  ($7.17 / .955)                                                  $7.51
                                                          =============
Net Asset Value and offering price per share of
  Class B shares ($31,118,685 / 4,473,179 shares of
  beneficial interest)*                                           $6.96
                                                          =============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($177,147,340 / 24,667,126
  shares of beneficial interest)                                  $7.18
                                                          =============
Net Asset Value and offering price per share of
  Class D shares ($5,584,056 / 802,899 shares of
  beneficial interest)*                                           $6.95
                                                          =============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

----------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Dividends, net of foreign taxes of $27,798                 $ 1,017,593
Interest                                                       344,131
                                                           -----------
                                                             1,361,724
Expenses
Management fee (Note 2)                                      1,100,839
Custodian fee                                                  136,386
Transfer agent and shareholder services (Note 2)                89,410
Registration fees                                               53,456
Reports to shareholders                                         36,256
Audit fee                                                       30,328
Trustees' fees (Note 2)                                         27,440
Service fee--Class A (Note 4)                                   22,693
Distribution and service fees--Class B (Note 4)                209,446
Distribution and service fees--Class D (Note 4)                 42,516
Legal fee                                                        7,794
Miscellaneous                                                   26,827
                                                           -----------
                                                             1,783,391
                                                           -----------
Net investment loss                                           (421,667)
                                                           -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)            25,313,329
Net unrealized appreciation of investments                   1,008,895
                                                           -----------
Net gain on investments                                     26,322,224
                                                           -----------
Net increase in net assets resulting from operations       $25,900,557
                                                           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                             Year ended December 31
                                        --------------------------------
                                              1996            1995
--------------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)              $   (421,667)   $    921,337
Net realized gain on investments*           25,313,329      57,615,231
Net unrealized appreciation of
  investments                                1,008,895       2,561,460
                                        ---------------  ---------------
Net increase resulting from operations      25,900,557      61,098,028
                                        ---------------  ---------------
Dividends from net investment income:
 Class A                                            --          (2,898)
 Class C                                      (212,810)       (756,996)
                                        ---------------  ---------------
                                              (212,810)       (759,894)
                                        ---------------  ---------------
Distributions from net realized gains:
 Class A                                    (1,432,492)       (568,862)
 Class B                                    (3,063,722)     (2,759,387)
 Class C                                   (17,829,679)    (56,277,393)
 Class D                                      (542,316)       (549,837)
                                        ---------------  ---------------
                                           (22,868,209)    (60,155,479)
                                        ---------------  ---------------
Net increase from fund share
  transactions (Note 5)                     24,343,911      12,930,239
                                        ---------------  ---------------
Total increase in net assets                27,163,449      13,112,894
Net Assets
Beginning of year                          201,867,992     188,755,098
                                        ---------------  ---------------
End of year (including undistributed
  net investment income of
  $0 and $206,529, respectively)          $229,031,441    $201,867,992
                                        ===============  ===============
* Net realized gain for Federal income
  tax purposes (Note 1)                   $ 23,295,967    $ 60,297,725
                                        ===============  ===============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

State Street Research Growth Fund (the "Fund"), is a series of State
Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Growth Fund, Inc., a Massachusetts corporation. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually. For the year ended December 31, 1996, the Fund has designated as long-term $15,526,331 of the distributions from net realized gains.


Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $1,100,839.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996, the amount of such expenses was $28,674.

The fees of the Trustees not currently affiliated with the Adviser amounted to $27,440 during the year ended December 31, 1996.

Note 3

For the year ended December 31, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $529,974,448 and $526,298,006, respectively.

Note 4

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $22,693, $209,446 and $42,516 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan earned initial sales charges aggregating $35,003 and $188,274, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $391,207 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $36,816 and $250 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, the Adviser owned one share each of Class A, Class B and Class D of the Fund. Share transactions were as follows:

                                                                   Year ended December 31
                                               ---------------------------------------------------------------
                                                            1996                            1995
                                               -------------------------------  ------------------------------
Class A                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                       1,847,928     $ 14,383,066        208,712     $  1,886,012
Issued upon reinvestment of:
 Distributions from net realized gains              195,417        1,399,231         78,495          551,038
 Dividend from net investment income                     --               --            315            2,775
Shares redeemed                                    (263,591)      (2,062,377)       (49,931)        (451,405)
                                               -------------- ---------------- --------------  ---------------
Net increase                                      1,779,754     $ 13,719,920        237,591     $  1,988,420
                                               ============== ================ ==============  ===============
Class B                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                       2,947,485     $ 22,502,916      1,044,801     $  9,544,221
Issued upon reinvestment of distributions
  from net realized gains                           369,233        2,566,243        352,023        2,425,440
Shares redeemed                                    (395,250)      (2,996,738)       (65,041)        (572,546)
                                               -------------- ---------------- --------------  ---------------
Net increase                                      2,921,468     $ 22,072,421      1,331,783     $ 11,397,115
                                               ============== ================ ==============  ===============
Class C                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                         114,007     $    899,665         18,689     $    168,373
Issued upon reinvestment of:
 Distributions from net realized gains              807,652        5,802,306      2,691,966       18,924,523
 Dividends from net investment income                 4,457           36,774         12,393          109,179
Shares redeemed                                  (2,836,294)     (21,897,052)    (2,415,508)     (21,806,684)
                                               -------------- ---------------- --------------  ---------------
Net increase (decrease)                          (1,910,178)    $(15,158,307)       307,540     $ (2,604,609)
                                               ============== ================ ==============  ===============
Class D                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                         462,926     $  3,510,341        199,449     $  1,805,535
Issued upon reinvestment of distributions
  from net realized gains                            71,693          498,203         74,313          511,275
Shares redeemed                                     (39,411)        (298,667)       (20,783)        (167,497)
                                               -------------- ---------------- --------------  ---------------
Net increase                                        495,208     $  3,709,877        252,979     $  2,149,313
                                               ============== ================ ==============  ===============

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                          Class A                                     Class B
                        -------------------------------------------  --------------------------------------------
                                  Year ended December 31                       Year ended December 31
                        -------------------------------------------  --------------------------------------------
                         1996***    1995***      1994      1993*     1996***    1995***      1994       1993**
 ----------------------  --------- --------- -----------  ---------  --------- --------- ----------- -----------
Net asset value,
  beginning of year      $  7.02    $  7.09     $ 8.50     $ 9.63    $  6.89    $  7.02     $ 8.46      $ 9.56
Net investment income
  (loss)                   (0.03)      0.01       0.05       0.06      (0.08)     (0.06)     (0.00)       0.03
Net realized and
  unrealized gain
  (loss) on investments     0.93       2.30      (0.38)      0.37       0.90       2.29      (0.41)       0.42
Dividends from net
  investment income           --      (0.02)     (0.05)     (0.08)        --         --         --       (0.07)
Distributions from net
  realized gains           (0.75)     (2.36)     (1.03)     (1.48)     (0.75)     (2.36)     (1.03)      (1.48)
                         --------- --------- -----------  ---------  --------- --------- ----------- -----------
Net asset value, end
  of year                $  7.17    $  7.02     $ 7.09     $ 8.50    $  6.96    $  6.89     $ 7.02      $ 8.46
                         ========= ========= ===========  =========  ========= ========= =========== ===========
Total return               12.65%+    32.57%+    (3.83)%+    4.52%+++  11.73%+    31.71%+    (4.80)%+     4.64%+++
Net assets at end of
  year (000s)            $15,181    $ 2,379     $  719     $  602    $31,119    $10,684     $1,544      $  986
Ratio of operating
  expenses to average
  net assets                0.90%      0.89%      0.90%      0.96%++    1.65%      1.63%      1.63%       1.71%++
Ratio of net
  investment income
  (loss) to average net
  assets                   (0.34)%     0.12%      0.54%      0.48%++   (1.07)%    (0.69)%    (0.20)%     (0.36)%++
Portfolio turnover
  rate                    237.85%    234.43%     57.18%     68.36%    237.85%    234.43%     57.18%      68.36%
Average commission
  rate@                  $  0.03         --         --         --    $  0.03         --         --          --

                                                 Class C                                              Class D
                           ----------------------------------------------------------  -------------------------------------------
                                            Year ended December 31                              Year ended December 31
                           ----------------------------------------------------------  -------------------------------------------
                               1996***     1995***      1994        1993        1992     1996***    1995***      1994       1993**
-------------------------  ----------- ------------  -------- ----------- -----------  ---------  ----------  -------- -----------
Net asset value,
 beginning of year         $   7.02    $   7.08     $   8.51    $   9.26    $   9.14   $  6.88    $  7.02     $ 8.45      $ 9.56
Net investment income (loss)  (0.00)       0.04         0.07        0.09        0.14     (0.08)     (0.06)     (0.00)       0.03
Net realized and unrealized
  gain (loss) on investments   0.92        2.29        (0.40)       0.74        0.15      0.90       2.28      (0.40)       0.41
Dividends from net investment
  income                      (0.01)      (0.03)       (0.07)      (0.10)      (0.14)       --         --         --       (0.07)
Distributions from net
  realized gains              (0.75)      (2.36)       (1.03)      (1.48)      (0.03)    (0.75)     (2.36)     (1.03)      (1.48)
                             ----------- ------------  -------- ----------- -----------  ---------  ----------  -------- -----------
Net asset value, end of
  year                     $   7.18    $   7.02     $   7.08    $   8.51    $   9.26   $  6.95    $  6.88     $ 7.02      $ 8.45
                             =========== ============  ======== =========== ===========  =========  ==========  ======== ===========
Total return                  12.74%+     33.02%+      (3.82)%+     8.94%+      5.71%+   11.89%+    31.57%+    (4.68)%+     4.59%+++
Net assets at end of year
  (000s)                   $177,147    $186,689     $186,108    $250,786    $263,781   $ 5,584    $ 2,117     $  384      $  242
Ratio of operating
  expenses to average
  net assets                   0.65%       0.64%        0.64%       0.66%       0.57%     1.65%      1.63%      1.63%       1.71%++
Ratio of net investment
  income (loss) to
  average net assets          (0.06)%      0.43%        0.78%       0.92%       1.56%    (1.07)%    (0.67)%    (0.20)%     (0.34)%++
Portfolio turnover rate      237.85%     234.43%       57.18%      68.36%      35.60%   237.85%    234.43%     57.18%      68.36%
Average commission rate@   $   0.03          --           --          --          --   $  0.03         --         --          --
[diamond]After provision
  for Federal tax on
  retained capital gains
  at end of year of              --          --           --          --    $   0.22        --         --         --          --

--------------------------------------------------------------------------------
  *March 16, 1993 (commencement of share class designations) to December 31,
   1993.
 **March 18, 1993 (commencement of share class designations) to December 31,
   1993.
***Per-share figures have been calculated using the average shares method.
 ++Annualized
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  @For fiscal years beginning on or after January 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Growth Trust and Shareholders of State Street Research Growth Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Growth Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Growth Fund as of December 31, 1996, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 7, 1997

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Growth Fund's performance was mixed but positive in 1996. The Fund underperformed the average total return for Lipper Analytical Services' Growth Funds category.

Some of the Fund's underperformance can be attributed to a couple of significant occurrences in the stock market in the past year. In July, there was a stock market correction led by a sell-off in smaller, more aggressive growth stocks. The market became conservative, and as the Dow Jones came back, aggressive stocks with high earnings growth did not come back in the same fashion. Fund performance rebounded somewhat following this event.

In the fourth quarter there was a dramatic upswing in the Dow despite its sizable correction in mid-December. But many aggressive large-cap and mid-cap stocks--the type Growth Fund invests in--were on the way down.

The Fund benefited from holdings in a number of industries, most notably, retail, computer software and service, business service, hotel and restaurant and oil-service stocks.

Fund management more than doubled the Fund's position in hotel and restaurant stocks, which account for 11.6% of the portfolio as of December 31, 1996. Growth Fund management also built a reasonable position in oil services stocks, which make up 11.3% of the portfolio as of today.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.



Change In Value Of $10,000
Based On The S&P 500 Compared
To Change In Value Of $10,000
Invested In Growth Fund

  Average Annual Total Return
1 Year     5 Years      10 Years
+7.58%     +9.52%       +12.10%

     Class A Shares
12/86      9,550     10,000
12/87     10,477     10,525
12/88     11,416     12,268
12/89     15,963     16,149
12/90     14,979     15,647
12/91     18,989     20,403
12/92     20,073     21,956
12/93     21,816     24,164
12/94     20,981     24,481
12/95     27,815     33,670
12/96     31,334     41,396

  Average Annual Total Return
1 Year     5 Years      10 Years
+6.73%     +9.64%       +12.27%

     Class B Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,705     24,164
12/94     21,616     24,481
12/95     28,470     33,670
12/96     31,809     41,396

  Average Annual Total Return
1 Year     5 Years      10 Years
+12.74%    +10.68%      +12.69%

     Class C Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,898     24,164
12/94     22,022     24,481
12/95     29,294     33,670
12/96     33,027     41,396

 Average Annual Total Return
1 Year     5 Years      10 Years
+10.89%     +9.88%       +12.28%

     Class D Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,694     24,164
12/94     21,631     24,481
12/95     28,460     33,670
12/96     31,844     41,396

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Growth Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Frederick R. Kobrick
Vice President

Dudley F. Wade
Vice President

James M. Weiss
Vice President


Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology


Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

State Street Research Growth Fund
One Financial Center
Boston, MA 02111

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
  State Street Research
  Shareholder Services
  P.O. Box 8408
  Boston, MA 02266-8408

[LOGO]STATE STREET RESEARCH

This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Growth Fund prospectus. When used after March 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3731-970221(0398)SSR-LD
Cover Illustration by Dorothy Cullinan                           GF-926D-297IBS